Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended (the “Act”), the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D and any amendments thereto with respect to the common stock of MGP Ingredients, Inc. and agree that this Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of April 5, 2021.

LUXCO 2017 IRREVOCABLE TRUST DATED 6/19/2017

By:	/s/ Donn S. Lux
Name:	Donn S. Lux
Its:	Investment Trustee

ANN S. LUX 2005 IRREVOCABLE TRUST FBO DONN S. LUX DATED 9/16/2005

By:	/s/ Donn S. Lux
Name:	Donn S. Lux
Its:	Trustee

ANN S. LUX 2005 IRREVOCABLE TRUST FBO DONN S. LUX QSST LRD DATED 9/16/2005

By:	/s/ Donn S. Lux
Name:	Donn S. Lux
Its:	Trustee

ANDREW BRODDON LUX LUXCO IRREVOCABLE TRUST DATED 7/30/2012

By:	/s/ Paul S. Lux
Name:	Paul S. Lux
Its:	Co-Trustee

By:	/s/ Michele B. Lux
Name:	Michele B. Lux
Its:	Co-Trustee

By:	/s/ Christopher E. Erblich
Name:	Christopher E. Erblich
Its:	Co-Trustee

PHILIP DONN LUX LUXCO IRREVOCABLE TRUST DATED 7/30/2012

By:	/s/ Paul S. Lux
Name:	Paul S. Lux
Its:	Co-Trustee

By:	/s/ Michele B. Lux
Name:	Michele B. Lux
Its:	Co-Trustee

By:	/s/ Christopher E. Erblich
Name:	Christopher E. Erblich
Its:	Co-Trustee

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CAROLINE L. KAPLAN REVOCABLE TRUST DATED 12/16/2009

By:	/s/ Caroline Lux Kaplan
Name:	Caroline Lux Kaplan
Its:	Trustee

ANN S. LUX 2005 IRREVOCABLE TRUST FBO CAROLINE L. KAPLAN DATED 9/16/2005

By:	/s/ Donn S. Lux
Name:	Donn S. Lux
Its:	Trustee

ANN S. LUX 2005 IRREVOCABLE TRUST FBO CATHERINE N. LUX DATED 9/16/2005

By:	/s/ Catherine N. Lux
Name:	Catherine N. Lux
Its:	Co-Trustee

By:	PandoTree Trust Company, LLC, its Co-Trustee

	By:	/s/ Alyssa M. Rosendahl
	Name:	Alyssa M. Rosendahl
	Its:	Trust Officer

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CNL 2013 IRREVOCABLE TRUST DATED 4/2/2013

By:	/s/ Catherine N. Lux
Name:	Catherine N. Lux
Its:	Co-Trustee

By:	PandoTree Trust Company, LLC, its Co-Trustee

	By:	/s/ Alyssa M. Rosendahl
	Name:	Alyssa M. Rosendahl
	Its:	Trust Officer

ANN S. LUX 2005 IRREVOCABLE TRUST FBO PAUL S. LUX DATED 9/16/2005

By:	/s/ Donn S. Lux
Name:	Donn S. Lux
Its:	Family Assets Trustee

LUX CHILDREN IRREVOCABLE TRUST DAED 5/24/2012

By:	/s/ Donn S. Lux
Name:	Donn S. Lux
Its:	Co-Trustee

By:	/s/ Leslie P. Lux
Name:	Leslie P. Lux
Its:	Co-Trustee

/s/ Donn S. Lux
Donn S. Lux

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/s/ Leslie P. Lux
Leslie P. Lux

/s/ Paul S. Lux
Paul S. Lux

/s/ Michele B. Lux
Michele B. Lux

/s/ Christopher E. Erblich
Christopher E. Erblich

/s/ Caroline Lux Kaplan
Caroline Lux Kaplan

/s/ Catherine N. Lux
Catherine N. Lux

PANDOTREE TRUST COMPANY, LLC

By:	/s/ Alyssa M. Rosendahl
Name:	Alyssa M. Rosendahl
Its:	Trust Officer

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